UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 18, 2012

POKERTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.          Unregistered Sales of Equity Securities.

On September 18, 2012, the Registrant issued 405,405 shares (the “Shares”) of its common stock to Gehrig H. White in full satisfaction of the entire outstanding principal amount of a note held by White. The outstanding principal balance of the note at the time of issuance of the Shares was $300,000.  The Shares were valued at $0.74 per share, which represented the consolidated closing bid price per share on the NASDAQ Capital Markets on September 17, 2012.

This transaction was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Sections 4(2) and 4(5) of the Act. All of the Shares will be issued by our transfer agent as promptly as practicable after compliance with NASDAQ rules with respect to the listing of additional shares and will bear a legend restricting their transfer other than pursuant to registration or exemption from registration pursuant to the Act.

As a result of the issuance, the Registrant will have 8,277,180 issued and outstanding share of Common Stock, and the issuance to the debt holder will represent 4.9% of that total issued and outstanding number of shares. White will own 15.12% of the Registrant's common stock.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

The Registrant held its Annual Meeting of Shareholders (the “Meeting”) on September 19, 2012 in Matthews, North Carolina. At the Meeting, shareholders:

  Re-elected each incumbent director to serve until the next annual meeting of the Registrant’s shareholders or until their respective successors have been duly elected and qualified;
  Approved an amendment to the Registrant’s 2009 Stock Incentive Plan; and
  Ratified the appointment of McGladrey & Pullen, LLP as the Registrant’s independent auditors for the 2012 fiscal year.

The specific votes were as follows:

Proposal One — Election of Directors

	For	Withheld
Lyle A. Berman	4,064,510	34,174
James T. Crawford	4,077,973	20,711
Joseph J. Lahti	4,082,041	16,643
Arthur L. Lomax	4,078,342	20,342
Gehrig H. White	4,078,022	20,662

Proposal Two — Approve an Amendment to the 2009 Stock Incentive Plan

For	Against	Abstain
3,132,138	81,747	884,799

Proposal Three — Ratify McGladrey & Pullen, LLP as the Registrant’s Independent Registered Public Accounting Firm

For	Against	Abstain
6,339,908*	168,390	232,480

* Including 2,641,494 broker non-votes.

The Registrant’s Proxy Statement for the Meeting was filed with the Securities and Exchange Commission on August 6, 2012 and provides more information about these proposals and the vote required for approval of each of them.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PokerTek, Inc.

Date:	September 19, 2012	By:	/s/ Mark D. Roberson
Mark D. Roberson, Chief Executive Officer
and Chief Financial Officer